                                                                 Exhibit (10)(h)


               THE LUBRIZOL CORPORATION 1991 STOCK INCENTIVE PLAN
                         (As Amended March 27, 2000)


SECTION 1. PURPOSE.

         The purposes of The Lubrizol Corporation 1991 Stock Incentive Plan are to encourage selected employees of The Lubrizol Corporation and its Subsidiaries and directors of the Company to acquire a proprietary and vested interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of shareholders, and to enhance the ability of the Company and its Subsidiaries to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

SECTION 2. DEFINITIONS.

         As used in the Plan, the following terms shall have the meanings set forth below:

                  (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, or Stock Award granted pursuant to the provisions of the Plan.

                  (b) "Award Agreement" means a written document evidencing any Award granted hereunder, signed by the Company and delivered to the Participant or Outside Director, as the case may be.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (e) "Committee" means a committee of not less than three (3) Outside Directors of the Board, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3(d)(3) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule or statute.

                  (f) "Company" means The Lubrizol Corporation.

                  (g) "Employee" means any employee of the Company or of any Subsidiary.

                  (h) "Fair Market Value" means the average of the high and low price of a Share on the New York Stock Exchange on the Grant Date (in the case of a Grant), or any other relevant date.

                  (i) "Grant Date" means the date on which the Board approves the grant of an Option, Stock Appreciation Right, Restricted Stock Award, or Stock Award, and, with respect to an Option granted to an Outside Director pursuant to Section 10, the date of the Shareholders' Meeting on which such Option is granted.

THE LUBRIZOL CORPORATION                                                  Page 2
1991 STOCK INCENTIVE PLAN


                  (j) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422A of the Code or any successor provision thereto.

                  (k) "Non-Statutory Stock Option" means an Option that is not intended to be an Incentive Stock Option.

                  (l) "Option" means an option to purchase Shares granted hereunder.

                  (m) "Option Price" means the purchase price of each Share under an Option.

                  (n) "Outside Director" means a member of the Board who is not an employee of the Company or of any Subsidiary.

                  (o) "Participant" means an Employee who is selected by the Committee to receive an Award under the Plan.

                  (p) "Plan" means The Lubrizol Corporation 1991 Stock Incentive Plan.

                  (q) "Restricted Stock Award" means an award of restricted Shares under Section 8 hereof.

                  (r) "Restriction Period" means the period of time specified in an Award Agreement during which the following conditions remain in effect: (i) certain restrictions on the sale or other disposition of Shares awarded under the Plan, (ii) subject to the terms of the applicable Award Agreement, the continued employment of the Participant, and (iii) such other conditions as may be set forth in the applicable Award Agreement.

                  (s) "Shareholders' Meeting" means the annual meeting of shareholders of the Company in each year.

                  (t) "Shares" means common shares without par value of the Company.

                  (u) "Stock Appreciation Right" means the right to receive a payment in cash or in Shares, or in any combination thereof, from the Company equal to the excess of the Fair Market Value of a stated number of Shares at the exercise date over a fixed price for such Shares.

                  (v) "Stock Award" means the grant of unrestricted Shares under the Plan.

                  (w) "Subsidiary" means a corporation which is at least 80% owned, directly or indirectly, by the Company.

                  (x) "Voting Stock" means the then-outstanding securities entitled to vote generally in the election of directors of the Company.

THE LUBRIZOL CORPORATION                                                  Page 3
1991 STOCK INCENTIVE PLAN



SECTION 3. ADMINISTRATION.

         The Plan shall be administered by the Committee. Members of the Committee shall be appointed by and serve at the pleasure of the Board, and may resign by written notice filed with the Chairman of the Board or the Secretary of the Company. A vacancy on the Committee shall be filled by the appointment of a successor member by the Board. Subject to the express provisions of this Plan, the Committee shall have conclusive authority to select Employees to be Participants for Awards and determine the type and number of Awards to be granted, to construe and interpret the Plan, any Award granted hereunder, and any Award Agreement entered into hereunder, and to establish, amend, and rescind rules and regulations for the administration of this Plan and shall have such additional authority as the Board may from time to time determine to be necessary or desirable. Notwithstanding the foregoing, the Committee shall not have discretion with respect to Options granted to Outside Directors pursuant to
Section 10 such as to prevent any Award granted under this Plan from meeting the requirements for exemption from Section 16(b) of the Exchange Act, as set forth in Rule 16b-3 thereunder or any successor rule or statute.

SECTION 4. SHARES SUBJECT TO THE PLAN.

                  (a) Subject to adjustment as provided in the Plan, the total number of Shares available under the Plan in each calendar year shall be one percent (1%) of the total outstanding Shares as of the first day of any year for which the Plan is in effect; provided that such number shall be increased in any year by the number of Shares available for grant hereunder in previous years but not covered by Awards granted hereunder in such previous years; provided further, that a total of no more than two million (2,000,000) Shares shall be available for the grant of Incentive Stock Options under the Plan; and provided further, that no more than four hundred thousand (400,000) Shares shall be available for grant to any Participant during a calendar year. Settlement of an Award, whether by the issuance of Shares or the payment of cash, shall not be deemed to be the grant of an Award hereunder. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the Shares available for grants under the Plan. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. If any Shares subject to any Award granted hereunder are forfeited or if such Award otherwise terminates without the issuance of such Shares or payment of other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan as if such Shares had not been subject to an Award.

                  (b) The number of Shares which remain available for grant pursuant to this Plan, together with Shares subject to outstanding Awards, at the time of any change in the Company's capitalization, including stock splits, stock dividends, mergers, reorganizations, consolidations, recapitalizations, or other changes in corporate structure, shall be appropriately and proportionately adjusted to reflect such change in capitalization.

SECTION 5. ELIGIBILITY.

         Any Employee shall be eligible to be selected as a Participant.

THE LUBRIZOL CORPORATION                                                  Page 4
1991 STOCK INCENTIVE PLAN


SECTION 6. STOCK OPTIONS.

         Non-Statutory Stock Options and Incentive Stock Options may be granted hereunder to Participants either separately or in conjunction with other Awards granted under the Plan. Any Option granted to a Participant under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. Any such Option shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

                  (a) OPTION PRICE. The purchase price per Share under an Option shall be fixed by the Committee in its sole discretion; provided that the purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of the Share on the Grant Date of the Option. Payment of the Option Price may be made in cash, Shares, or a combination of cash and Shares, as provided in the Award Agreement relating thereto.

                  (b) OPTION PERIOD. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Incentive Stock Option shall be exercisable after the expiration of ten years from the Grant Date; and provided further, that no reload Option granted to a Participant pursuant to the terms of Section 6(e) shall be exercisable after the expiration of the term of the Option that gave rise to the grant of such reload Option.

                  (c) EXERCISE OF OPTION. Options shall be exercisable to the extent of fifty percent (50%) of the Shares subject thereto after one year from the Grant Date, seventy-five percent (75%) of such Shares after two years from the Grant Date, and one hundred percent (100%) of such Shares after three years from the Grant Date, subject to any provisions respecting the exercisability of Options that may be contained in an Award Agreement; provided that a reload Option granted to a Participant pursuant to the terms of Section 6(e) shall be exercisable to the extent of one hundred percent (100%) of such Shares from the Grant Date.

                  (d) INCENTIVE STOCK OPTIONS. The aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options held by any Participant which are exercisable for the first time by such Participant during any calendar year under the Plan (and under any other benefit plans of the Company, of any parent corporation, or Subsidiary) shall not exceed $100,000 or, if different, the maximum limitation in effect at the Grant Date under Section 422A of the Code, or any successor provision, and any regulations promulgated thereunder. The terms of any Incentive Stock Option granted hereunder shall comply in all respects with the provisions of Section 422A of the Code, or any successor provision, and any regulations promulgated thereunder.

                  (e) RELOAD. In the event that a Participant or an Outside Director exercises an Option other than a reload Option granted pursuant to this Section 6(e), and pays some or all of the Option Price with Shares, the Committee in its discretion may grant to such Participant or Outside Director a reload Option to purchase the number of Shares equal to the number of Shares used as payment of the Option Price, subject to the limitations described below. Options granted to Participants pursuant to this Section 6(e) shall have terms and conditions as described in this Section 6 and Options granted to Outside Directors pursuant to this Section 6(e) shall have terms and conditions as described in

THE LUBRIZOL CORPORATION                                                  Page 5
1991 STOCK INCENTIVE PLAN


         Section 10. Options granted pursuant to this Section 6(e) shall be of the same character (i.e., Non-Statutory Stock Options or Incentive Stock Options) as the Option that is exercised to give rise to the grant of the reload Option, provided that if an Incentive Stock Option cannot be granted under this Section 6(e) in compliance with Section 422A of the Code, then a Non-Statutory Stock Option shall be granted in lieu thereof. Options may be granted pursuant to this Section 6(e) only to the extent that the number of Shares covered by such Option grants does not, when added to the number of Shares covered by Awards previously granted during such calendar year, exceed the limitation set forth in Section 4(a).

         Shares received upon the exercise of an Option granted pursuant to this
         Section 6(e) may not be sold or otherwise transferred (i) by a Participant until such Participant has met the Share ownership guideline for such Participant, if any, set by the Company, and then only to the extent that the Participant continues to meet such ownership guideline immediately after such sale, or (ii) by an Outside Director until such Outside Director ceases to be an Outside Director, provided, however, that a Participant or Outside Director may use such Shares as payment of the Option Price of Options granted under this Plan to the extent permitted by the applicable Award Agreement, in which case a number of the Shares (equal to the number of Shares used for such payment) purchased by the exercise of such Options also shall be subject to the same restrictions upon transferability. Certificates for such Shares with a transferability restriction shall bear a legend referencing such restriction.

SECTION 7. STOCK APPRECIATION RIGHTS.

         Stock Appreciation Rights may be granted hereunder to Participants either separately or in conjunction with other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 6. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Any Stock Appreciation Right related to a Non-Statutory Stock Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any Stock Appreciation Right related to an Incentive Stock Option must be granted at the same time such Option is granted. Any Stock Appreciation Right related to an Option shall be exercisable only to the extent the related Option is exercisable. In the case of any Stock Appreciation Right related to any Option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option. Similarly, upon exercise of a Stock Appreciation Right as to some or all of the Shares covered by a related Option, the related Option shall be canceled automatically to the extent of the Stock Appreciation Rights exercised, and such Shares shall not thereafter be eligible for grant under Section 4(a). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

SECTION 8. RESTRICTED STOCK AWARDS.

                  (a) ISSUANCE. Restricted Stock Awards may be issued hereunder to Participants, either separately or in conjunction with other Awards granted under the Plan. Each Award under this Section 8 shall be evidenced by an Award Agreement between the Participant and the Company which shall specify the vesting schedule, any rights of acceleration and

THE LUBRIZOL CORPORATION                                                  Page 6
1991 STOCK INCENTIVE PLAN

         such other terms and conditions as the Board shall determine, which need not be the same with respect to each Participant.

                  (b) REGISTRATION. Shares issued under this Section 8 shall be evidenced by issuance of a stock certificate or certificates registered in the name of the Participant bearing the following legend and any other legend required by, or deemed appropriate under, any federal or state securities laws:

                  The sale or other transfer of the common shares represented by this certificate is subject to certain restrictions set forth in the Award Agreement between ___________________ (the registered owner) and The Lubrizol Corporation dated _______________, under The Lubrizol Corporation 1991 Stock Incentive Plan. A copy of the Plan and Award Agreement may be obtained from the Secretary of The Lubrizol Corporation.

         Unless otherwise provided in the Award Agreement between the Participant and the Company, such certificates shall be retained by the Company until the expiration of the Restriction Period. Upon the expiration of the Restriction Period, the Company shall (i) cause the removal of the legend from the certificates for such Shares as to which a Participant is entitled in accordance with the Award Agreement between the Participant and the Company and (ii) release such Shares to the custody of the Participant.

                  (c) FORFEITURE. Except as otherwise determined by the Committee at the Grant Date, upon termination of employment of the Participant for any reason during the Restriction Period, all Shares still subject to restriction shall be forfeited by the Participant and retained by the Company; provided that in the event of a Participant's retirement, permanent disability, death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant's Shares. In such case, unrestricted Shares shall be issued to the Participant at such time as the Committee determines.

                  (d) RIGHTS AS SHAREHOLDERS. At all times during the Restriction Period, Participants shall be entitled to full voting rights with respect to all Shares awarded under this Section 8 and shall be entitled to dividends with respect to such Shares.

SECTION 9. STOCK AWARDS.

         Awards of Shares may be granted hereunder to Participants, either separately or in conjunction with other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine (i) the Employees to whom such Awards shall be granted,
(ii) the time or times at which such Awards shall be granted, (iii) the number of Shares to be granted pursuant to such Awards, and (iv) all other conditions of the Awards. Such conditions may include issuance of Shares at the time of the Award is granted or issuance of Shares at a time or times subsequent to the time the Award is granted, which subsequent times may be specifically established by the Committee and/or may be determined by reference to the satisfaction of one or more performance measures specified by the Committee. The provisions of stock awards need not be the same with respect to each Participant.

THE LUBRIZOL CORPORATION                                                  Page 7
1991 STOCK INCENTIVE PLAN

SECTION 10. OUTSIDE DIRECTORS' OPTIONS.

         On the close of business on the date of each Shareholders' Meeting, each Outside Director shall automatically be granted an Option to purchase 2,500 Shares. All such Options shall be Non-Statutory Stock Options and shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as are contained in the applicable Award Agreement.

                  (a) OPTION PRICE. The purchase price per Share shall be one hundred percent (100%) of the Fair Market Value of the Share on the Grant Date. Payment of the Option Price may be made in cash, Shares, or a combination of cash and Shares, as provided in the Award Agreement in effect from time to time.

                   (b) OPTION PERIOD. The term during which Options granted under this Section 10 shall be exercisable shall be ten (10) years from the Grant Date; provided that no reload Option granted to an Outside Director pursuant to the terms of Section 6(e) shall be exercisable after the expiration of the term of the Option that gave rise to the grant of such reload Option.

                  (c) EXERCISE OF OPTIONS. Subject to the provisions of this
         Section 10(c), Options shall be exercisable to the extent of fifty percent (50%) of the Shares subject thereto after one year from the Grant Date, seventy-five percent (75%) of such Shares after two years from the Grant Date, and one hundred percent (100%) of such Shares after three years from the Grant Date; provided that a reload Option granted to an Outside Director pursuant to the terms of Section 6(e) shall be exercisable to the extent of one hundred percent (100%) of such Shares from the Grant Date. Options may be exercised by an Outside Director during the period that the Outside Director remains a member of the Board and under the circumstances described below.

                           (i) If an Outside Director retires under a retirement
                  plan or policy of the Company, then Options held by such Outside Director may be exercised for a period of thirty-six
                  (36) months following retirement, to the extent of 100% of the Shares covered by such Options (notwithstanding the extent to which the Outside Director otherwise would have been entitled to exercise such Options at the date of retirement), provided that in no event shall an Option be exercisable after the expiration of the Option period provided in Section 10(b).

                           (ii) In the event of the death of an Outside Director
                  while serving as a director, Options held by such Outside Director may be exercised for a period of twelve (12) months following the date of death, (A) to the extent of 100% of the Shares covered by such Options (notwithstanding the extent to which the Outside Director otherwise would have been entitled to exercise the Option at the date of death), and (B) only by the executor or administrator of the Outside Director's estate or by the person or persons to whom the Outside Director's rights under the Options shall pass by the Outside Director's will or the laws of descent and distribution, provided that in no event shall an Option be exercisable after the expiration of the Option period provided in Section 10(b).

THE LUBRIZOL CORPORATION                                                  Page 8
1991 STOCK INCENTIVE PLAN

                           (iii) If an Outside Director shall cease to be a
                  director for any reason other than retirement under a retirement plan or policy of the Company or death, Options held by such Outside Director may be exercised for a period of three (3) months following such cessation, to the extent of 100% of the Shares covered by such Options (notwithstanding the extent to which the Outside Director otherwise would have been entitled to exercise such Options at the date of such cessation), provided that in no event shall an Option be exercisable after the expiration of the Option period provided in Section 10(b).

                           (iv) In the event an Outside Director, after ceasing
                  to be a director, dies during and subject to one of the periods described in Section 10(c)(i) or (iii), while possessed of unexercised Options, the executor or administrator of the Outside Director's estate, or the person entitled by will or the applicable laws of descent and distribution, may exercise such Options held by the Outside Director at the time of the Outside Director's death during the period that is applicable, as follows:

                                    (A) If Section 10(c)(i) was in effect, for
                           one year after the Outside Director's death;

                                    (B) If Section 10(c)(iii) was in effect, for
                           three months after the Outside Director's death;

                  provided that, in no event shall the Option be exercisable after the expiration of the Option period provided in Section 10(b).

SECTION 11. CHANGE IN CONTROL.

         Notwithstanding the provisions of Sections 6(c) and 10(c), Options shall become exercisable with respect to 100% of the Shares upon the occurrence of any Change in Control (as hereafter defined) of the Company; except that no Options shall be exercised prior to the end of six months from the Grant Date.

         Notwithstanding the provisions of Section 8 and the applicable Award Agreement, any restricted Shares shall be 100% vested and without any restrictions upon the occurrence of any Change in Control of the Company.

         For all purposes of the Plan, a "Change in Control" shall have occurred if any of the following events shall occur:

                  (a) The Company is merged, consolidated or reorganized into or with another corporation or other legal person, and immediately after such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such transaction;

THE LUBRIZOL CORPORATION                                                  Page 9
1991 STOCK INCENTIVE PLAN

                  (b) The Company sells all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale;

                  (c) There is a report filed on Schedule 13D or Schedule 14D-l (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13(d)(3) or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the Voting Stock;

                  (d) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

                  (e) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors of the Company cease for any reason to constitute at least a majority thereof, provided, however, that for purposes of this Section 11(e), each Director who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two thirds of the Directors of the Company (or a committee thereof) then still in office who were Directors of the Company at the beginning of any such period will be deemed to have been a Director of the Company at the beginning of such period.

         Notwithstanding the foregoing provisions of Section 11(c) or 11(d) hereof, unless otherwise determined in a specific case by majority vote of the Board, a "Change in Control" shall not be deemed to have occurred for purposes of the Plan solely because (i) the Company, (ii) an entity in which the Company directly or indirectly beneficially owns 50% or more of the voting securities, or (iii) any employee stock ownership plan or any other employee benefit plan sponsored by the Company, either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-l, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 20% or otherwise, or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership.

SECTION 12. AMENDMENTS AND TERMINATION.

         The Board may, at any time, amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would impair the rights of an Outside Director or Participant under an Award theretofore granted, without the Outside Director's or Participant's consent, or that without the approval of the shareholders would:

THE LUBRIZOL CORPORATION                                                 Page 10
1991 STOCK INCENTIVE PLAN


                  (a) except as is provided in Sections 4(b) and 13(c) of the Plan, increase the total number of Shares which may be issued under the Plan;

                  (b) change the class of employees eligible to participate in the Plan; or

                  (c) materially increase the benefits accruing to Participants under the Plan;

so long as such approval is required by law or regulation; provided that, as long as required by law or regulation, the provisions of Section 10 hereof may not be amended or altered more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

         The Committee may amend the terms of any Award heretofore granted (except, with respect to Options granted pursuant to Section 10 hereof, only to the extent not inconsistent with Rule 16b-3 under the Exchange Act or any successor rule or statute), prospectively or retroactively, but no such amendment shall impair the rights of any Participant or Outside Director without his consent.

SECTION 13. GENERAL PROVISIONS.

                  (a) No Option, Stock Appreciation Right, or Restricted Stock Award shall be assignable or transferable by a Participant or an Outside Director otherwise than by will or the laws of descent and distribution, and Options and Stock Appreciation Rights may be exercised during the Participant's or Outside Director's lifetime only by the Participant or the Outside Director or, if permissible under applicable law, by the guardian or legal representative of the Participant or Outside Director.

                  (b) The term of each Award shall be for such period of months or years from its Grant Date as may be determined by the Committee or as set forth in the Plan; provided that in no event shall the term of any Incentive Stock Option or any Stock Appreciation Right related to any Incentive Stock Option exceed a period of ten (10) years from the Grant Date.

                  (c) In the event of a merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure such that Shares are changed into or become exchangeable for a larger or smaller number of Shares, thereafter the number of Shares subject to outstanding Awards granted to Participants and to any Shares subject to Awards to be granted to Participants pursuant to this Plan shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of Shares by reason of such change in corporate structure; provided, however, that the number of Shares shall always be a whole number, and the purchase price per Share of any outstanding Options shall, in the case of an increase in the number of Shares, be proportionately reduced, and, in the case of a decrease in the number of Shares, shall be proportionately increased. The above adjustment shall also apply to any Shares subject to Options granted to Outside Directors pursuant to the provisions of Section 10.

THE LUBRIZOL CORPORATION                                                 Page 11
1991 STOCK INCENTIVE PLAN


                  (d) No Employee shall have any claim to be granted any Award under the Plan and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

                  (e) The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an Award Agreement, and otherwise complied with the then applicable terms and conditions.

                  (f) All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  (g) Except as otherwise required in any applicable Award Agreement or by the terms of the Plan, Participants shall not be required, under the Plan, to make any payment other than the rendering of services.

                  (h) The Company shall be authorized to withhold from any payment under the Plan, whether such payment is in Shares or cash, all withholding taxes due in respect of such payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

                  (i) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

                  (j) Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor shall the Plan confer upon any Participant any right to continued employment with the Company or any Subsidiary.

SECTION 14. EFFECTIVE DATE AND TERM OF PLAN.

         The Plan shall be effective as of April 22, 1991, and shall continue in effect until terminated by the Board.